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                                                                    EXHIBIT 10.8

INDEMNIFICATION AGREEMENTS

MariLyn R. Blair
Michael B. Bracy
William L. Brown
Michael A. Cantelme
Michael J. Chesser
Ted C. DeMerritt
Deloris R. Duquette
C.R. Dwiggins, Jr.
Larry H. Eggleston
Jon E. Eliassen
Russell N. Fairbanks, Jr.
Thomas S. Foley
Thomas S. Glanville
Steven M. Helmbrecht
John W. Hengesh, Jr.
Randi L. Neilson
Robert D. Neilson
LeRoy D. Nosbaum
Mary Ann Peters
David G. Remington
Jemima G. Scarpelli f/k/a Brennan
Douglas L. Staker
Russell E. Vanos
Krista K. Voss
Stuart Edward White
Robert W. Whitney
Graham M. Wilson
John M. Woolard